November 30, 2001




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549


                                 Re: Donini Inc.


Gentlemen:

         We have read the statements contained in the 8-K/A of Donini, Inc. filed on or about November 30, 2001 and we agree with the statements made therein.


                                  Very truly yours,



                                  /s/ Samuel Klein and Company
                                  ------------------------------------
                                  SAMUEL KLEIN AND COMPANY